SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: April 14, 2004

Commission file number: 1-5256

V. F. CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	23-1180120

(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification number)

105 Corporate Center Boulevard
Greensboro, North Carolina 27408
(Address of principal executive offices)

(336) 424-6000
(Registrant’s telephone number, including area code)

ITEM 9 — Regulation FD Disclosure
SIGNATURES
EXHIBIT INDEX
PRESS RELEASE ISSUED BY VF CORPORATION ON 4-14-04

ITEM 9 — Regulation FD Disclosure

The following information is furnished pursuant to Item 9, “Regulation FD Disclosure.” On April 14, 2004, V.F. Corporation (“VF”) issued a press release announcing that it has entered into an agreement to acquire Green Sport Monte Bianco S.p.A. (“Green Sport”). A copy of the press release is attached hereto as Exhibit (99.1) and hereby incorporated by reference.

99.1	Press release issued by VF Corporation on April 14, 2004.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

V.F. CORPORATION (Registrant)

By:	/s/ Robert K. Shearer

Robert K. Shearer Vice President — Finance & Global Processes and Chief Financial Officer (Chief Financial Officer)

Date: April 14, 2004

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EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION	SEQUENTIAL PAGE NUMBER
99.1	Press release issued by	5
	VF Corporation on
	April 14, 2004

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